Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of March 22, 2006, by and between The Tube Media Corp., a Delaware corporation (the “Corporation”), and Sinclair Television Group, Inc., a Maryland corporation (the “Purchaser” ).

Any capitalized terms used hereunder which are not separately defined in this Agreement shall have the meaning ascribed to such terms in the Charter Affiliation Agreement or the Letter Agreement, each dated of even date herewith by and between the Corporation and the Purchaser.

The Corporation and the Purchaser hereby agrees as follows:

SECTION 1.
Authorization, Purchase and Sale of the Stock

1.1    Authorization of the Stock. The Corporation has authorized the issuance and sale to the Purchaser of (i) shares of the Corporation’s common stock, par value $.0001 per share (the “Stock”) in the amounts set forth in subparagraphs (a) and (b) below and (ii) warrants to purchase shares of Stock as set forth in subparagraphs (c) and (d) below, as a payment to Purchaser pursuant to the Charter Affiliation Agreement between the parties hereto dated of even date herewith (the “Charter Affiliation Agreement”) and the letter agreement dated of even date herewith between the parties which is a part of the Charter Affiliation Agreement (the “Letter Agreement”):

(a)    [XXXXX]*  shares of the Stock to be delivered to the Purchaser within 20 days after the execution of the Charter Affiliation Agreement.

(b)    Upon Purchaser’s transmission of the Service on Stations representing at least fifty percent (50%) of DMAs where Purchaser owns and/or operates Broadcast Television stations (“Affiliate DMAs”), Corporation shall issue to Purchaser an additional [XXXXX]* shares of common stock of Corporation.

(c)    On or after March 1, 2007 and upon Purchaser’s transmission of the Service on Stations representing at least seventy-five percent (75%) of Affiliate DMAs, Corporation shall issue to Purchaser an additional [XXXXX]* shares of common stock of Corporation.

(d)    Within twenty (20) days after the execution of the Charter Affiliation Agreement, the Corporation shall provide a common stock purchase warrant to acquire [XXXXX]* shares of the Stock, at a purchase price of two dollars and twenty-five cents ($2.25) per share. The warrant will be in the form attached as an exhibit to the Letter Agreement;

(e)    On or after March 1, 2007 and upon Purchaser’s transmission of the Service on Stations representing seventy-five percent (75%) of Affiliate DMAs, Purchaser shall receive a common stock purchase warrant to acquire [XXXXX]* shares of Corporation’s common stock, at a purchase price of two dollars and fifty cents ($2.50) per share. The warrant will be in the form attached as an exhibit to the Letter Agreement.

* Filed under an application for confidential treatment.
 1

1.2    Sale and Purchase of the Stock. At each Closing (as defined herein), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, Purchaser agrees to purchase at the Closing and the Corporation agrees to issue to Purchaser at the Closing, that number of shares of the Stock set forth in Section 1.1 above.

SECTION 2.
Closing, Payment and Delivery

2.1    Closing Date and Place of Closing. The purchase and sale of the Stock set forth in Section 1.1 shall take place at the offices of the Corporation, at the time of the closing of the Charter Affiliation Agreement or upon the occurrence of the events set forth in subparagraphs (b), (c), (d) and (e) of Section 1.1, or at such other time and place as the Corporation and the Purchaser mutually agree upon orally or in writing (each such time and place are designated as the “Closing”).

2.2    Payment and Delivery. Within twenty days of each of the Closings, the Corporation will deliver to Purchaser a stock certificate representing the Stock to be issued arising from such closing. The payment consideration hereunder is the non-cash consideration of Purchaser provided pursuant to the Charter Affiliation Agreement.

2.3    Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

SECTION 3.
Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to the Purchaser that:

3.1    Incorporation. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Corporation’s financial condition, business, assets or results of operations (hereafter, a “Material Adverse Effect”). The Corporation has all requisite corporate power and authority to carry on its business as now conducted.

3.2    Authorization. All corporate action on the part of the Corporation, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Corporation, this Agreement shall constitute the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws. The Corporation has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

* Filed under an application for confidential treatment.

3.3    Valid Issuance of the Stock. The Stock being issued to the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid, nonassessable and free of any liens or encumbrances created by the Corporation and will, assuming the accuracy of the representations and warranties made by the Purchaser to the Corporation, be in compliance with applicable state and federal securities laws.

3.4    Consents. All consents, approval, orders, authorizations, registrations, qualifications, and filings required on the part of the Corporation to be obtained or made prior to the Closing in connection with the execution, delivery or performance of this Agreement, and the consummation of the transactions contemplated herein have been obtained or made or will be obtained or made, prior to the Closing.

3.5    No Conflict. The execution and delivery of this Agreement by the Corporation and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge or encumbrance upon any of the Corporation’s properties or assets under (i) any provision of the Certificate or Bylaws of the Corporation or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Corporation or its respective properties or assets.

3.6    Brokers or Finders. The Corporation has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Corporation has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

SECTION 4.
Representations and Warranties of the Purchaser

Purchaser hereby represents, warrants and covenants to the Corporation that:

4.1    Authorization. The Purchaser has full right, power and authority to enter into this Agreement, and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

4.2    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon such Purchaser’s representation to the Corporation, which by such Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Stock to be received by such Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

4.3    Disclosure of Information. The Purchaser, individually or through its investment advisor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. The Purchaser further represents that, individually or through its investment advisor it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Corporation.

4.4    Investment Experience. The Purchaser acknowledges that it can bear the economic risk of its investment, and has, individually or through its investment advisor such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. The Purchaser also represents it has not been organized for the purpose of acquiring the Stock.

4.5    Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D as presently in effect.

4.6    Restricted Securities. The Purchaser understands that the Stock it is acquiring constitutes “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Stock or an available exemption from registration under the Act, the Stock must be held indefinitely. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public.

4.7    Transfer Restrictions.

(a)    The Stock, Warrants, and Stock acquired on the exercise of the Warrants may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Stock, Warrants, and Stock acquired on the exercise of the Warrants other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement, provided, that the foregoing shall not apply to a transfer of Securities pursuant to an effective registration statement.

(b)    The Purchaser agrees to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the Stock, Warrants or Stock acquired upon the exercise of the Warrants in the following form:

With respect to certificates representing Common Stock (including Warrant Shares):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

With respect to the Warrants:

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

(c)    Certificates evidencing the Common Stock, including Warrant Shares, shall not contain any legend (including the legend set forth in Section 4.7 hereof): (i) following any sale of such Common Stock pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) if such Common Stock is eligible for sale under Rule 144(k), provided that, in each case, the Purchase provides a copy of such certificates or confirmations as the Company reasonably requests.

4.8    Purchaser Counsel. The Purchaser acknowledges that such Purchaser and, if applicable, its advisors has had the opportunity to review this Agreement, the exhibits and schedules attached hereto and the transactions contemplated by this Agreement with such Purchaser’s own legal counsel. Purchaser is relying solely on such Purchaser’s legal counsel and not on the Corporation’s legal counsel, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

SECTION 5.
Conditions to Obligations of the Purchaser

The obligation of the Purchasers to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

5.1    Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date as if made on such Date and the Corporation shall have an officer provide a certificate as of the Closing Date attesting to such fact.

5.2    Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3    Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

5.4    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

SECTION 6.
Conditions to Obligations of the Corporation

The Corporation’s obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

6.1    Representations and Warranties . The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

6.2    Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

6.3    Consideration. The Corporation shall concurrently receive the consideration for the Stock as provided in the Charter Affiliation Agreement and the Letter Agreement. For purposes hereof, the Corporation acknowledges that the value of the consideration received hereunder arising from the purchase of the Stock by Purchaser is equal to the fair market value of the Stock as of the date of execution of this Agreement.

The Corporation’s execution of this Agreement shall evidence its acknowledgement that the foregoing conditions have been satisfied by the Purchaser.

SECTION 7.
Miscellaneous

7.1    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.2    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

7.3    Entire Agreement; Amendment. This Agreement (including any Exhibits and Schedules hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and Purchaser.

7.4    Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by internationally recognized courier service and facsimile addressed (a) if to the Purchaser, as indicated below the Purchaser’s signature with a copy to the designated entity or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when delivered personally by courier, by internationally recognized courier or by facsimile.

7.5    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default or another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.6    Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.7    Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.8    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.9    Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

THE TUBE MEDIA CORP.

By: /s/ David C. Levy
Name: David C. Levy Title: President

Address: 1451 West Cypress Creek Road,
Suite 300
Fort Lauderdale, FL 33309

SINCLAIR TELEVISION GROUP, INC
By: /s/ David B. Amy
Name: David B. Amy Title: Chief Financial Officer

Address: 10706 Beaver Dam Road
Hunt Valley, Maryland 21030